Schedule of Financial Laiabilities (Details) (Paranthetical) - AUD ($)	Jun. 30, 2022		Jun. 30, 2021	[1]	Jun. 30, 2020
Unsecured convertible notes	$ 308,100	[1]	$ 435,600		$ 719,670
Note holder provision	$ 2,017,000
Discount percentage	20.00%

[1]	The Company has on issue A$308,100 in unsecured convertible notes, including accrued interest. These notes have matured, have a fixed repayment amount and are not accruing further interest. These notes automatically convert to equity upon an ASX listing, however, due to the Company now being listed on Nasdaq the Company is unlikely to pursue an ASX listing, in which case the notes can only be redeemed in cash at their face value plus interest. All convertible notes are due and payable as at reporting date.